UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended April 30, 2017. The net asset values (NAV) per share at that date were $5.60, $5.52, $5.66, $5.58 and $5.65 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended April 30, 2017	Year Ended April 30, 2017
Cohen & Steers Active Commodities Strategy Fund—Class A	–4.27%	–5.72%[a]
Cohen & Steers Active Commodities Strategy Fund—Class C	–4.50%	–5.96%
Cohen & Steers Active Commodities Strategy Fund—Class I	–4.07%	–5.19%
Cohen & Steers Active Commodities Strategy Fund—Class R	–4.29%	–5.90%
Cohen & Steers Active Commodities Strategy Fund—Class Z	–4.24%	–5.36%
Bloomberg Commodity Index Total Return[b]	–0.76%	–1.32%
S&P 500 Index[b]	13.32%	17.92%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at April 30, 2016 for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (GAAP), and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

b  The Bloomberg Commodity Index Total Return is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

Commodities as a whole declined modestly in the 12 months ended April 30, 2017. There was a wide dispersion in returns among sectors amid a continued general improvement in fundamentals that appeared to bring the commodity market closer to balanced conditions. In addition to supply cuts helping to draw down inventories across several sectors, commodities benefited from increased demand resulting from a relatively favorable global macroeconomic backdrop. Following a mid-2016 correction, prices rallied into early 2017 on indications of synchronized global growth and further monetary stimulus announcements from several central banks. Prices then weakened once again as the global economy, while still healthy, appeared to lose momentum.

In the U.S., the economy began to accelerate in the second half of 2016 after six quarters of decelerating growth. President Trump's election in November initially raised expectations that business-friendly government initiatives, including tax and regulatory reforms and infrastructure spending, might add to the expansion. Those expectations cooled somewhat with the failed bid to repeal/replace the Affordable Care Act (also known as Obamacare), which raised doubts about Trump's ability to push through other significant reforms. Nevertheless, the factors that led to the economy's loss of momentum appeared to be transitory.

China likewise saw its economy begin to improve in mid-2016, aided by fiscal and monetary policy stimulus. As the world's largest importer of commodities, China's growth generally had a favorable effect on raw materials consumption and prices. Growth in Europe picked up in the second half of 2016 as well, although the expansion was more muted than in the U.S. The region's economy appeared to be largely unaffected by increased political uncertainty, including the U.K.'s decision to leave the EU and the seemingly transient rise in popularity of anti-EU political candidates in several other countries.

Foreign currency swings further impacted commodity prices during the 12-month period. The U.S. dollar strengthened during 2016 on capital outflows from China and in anticipation that the Federal Reserve would raise interest rates while other central banks maintained easier monetary policies. This pressure later eased somewhat as the dollar proceeded to decline approximately 4% in the first four months of 2017.

Fund Performance

The Fund had a negative total return for the period and underperformed its benchmark. Among soft commodities, sugar and coffee climbed to multi-year highs on supply deficits resulting from adverse weather in Brazil. The gains were eliminated as growing conditions improved and with the steep depreciation in the Brazilian currency. Cotton prices rose on bullish global demand, particularly from China. The Fund's relative performance was hampered by our overweight allocation to sugar and underweight in cotton, although returns were enhanced by our out-of-index allocation to Robusta coffee.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Industrial metals, which are levered to global growth, mostly advanced during the period. Zinc prices rose by nearly a third as global supplies tightened and inventories fell to an eight-year low. Prices for iron ore rose sharply through mid-February on speculative buying in China before selling off as inventories climbed to 13-year highs. Our overweight allocation in zinc contributed to relative performance, but was essentially offset by our out-of-index short position in iron ore.

Livestock prices sharply diverged during the year. Both cattle and hog prices fell to six-year lows in the first half of the year as low feed costs prompted livestock producers to boost supplies at a rapid rate. Cattle prices then went on to post favorable gains on strong U.S. export numbers, which were aided by a ban in several countries of Brazilian beef following an expired meat scandal. A decline in cold storage inventories helped hog prices to partially recover, but the market remained depressed due to continued elevated supplies. While our out-of-index net short to feeder cattle contributed to performance, positioning in live cattle detracted. Our overweight in lean hogs also detracted from the portfolio's relative performance.

Precious metals, which are often seen as a safe haven in times of economic uncertainty, came under pressure as global growth picked up and the Fed appeared increasingly likely to tighten credit. Prices largely recovered, however, as headline data suggested that growth was slowing and with the rise in popularity of anti-EU candidates in the French presidential election. Gold slipped once again in April 2017 when the centrist, pro-EU Emmanuel Macron emerged from the first round of voting as the clear favorite to be France's next leader. Our allocation to gold during the year was a detractor from relative performance, as was our out-of-index allocation to platinum, which also declined in price.

In the energy sector, oil prices rallied throughout 2016 on stronger demand and anticipation that the Organization of Petroleum Exporting Countries (OPEC) and several non-OPEC oil producing countries would agree to reduce production. Those production cuts were agreed to in November 2016 and took effect at the beginning of 2017 but were largely counterbalanced by increased U.S. output and record-high inventories, which erased crude's earlier price gains. Our underweight allocation in West Texas Intermediate crude oil was an important contributor to the portfolio's relative performance during the period. However, this was largely offset by our overweight in gasoline futures, which declined along with crude oil and as gasoline supply growth in the U.S. outpaced demand and exports growth.

Grain prices declined across the board as favorable growing conditions in North and South America resulted in record crop yields. Russia eliminated its export tax on wheat to incentivize overseas sales, which further weighed on that commodity, sending prices to a 10-year low before partially rebounding. Our relative positioning in grains aided relative performance in the year, with both wheat and the soybean complex contributing.

Sincerely,

NICK KOUTSOFTAS	BEN ROSS
Portfolio Manager	Portfolio Manager

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns- For Periods Ended April 30, 2017

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–9.97%[b]	–6.90%[c]	—	—	—
1 Year (without sales charge)	–5.72%	–5.96%	–5.19%	–5.90%	–5.36%
Since Inception[d] (with sales charge)	–18.84%[b]	–17.98%	—	—	—
Since Inception[d] (without sales charge)	–17.59%	–17.98%	–17.29%	–15.78%	–17.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2017 prospectus were as follows: Class A—6.42% and 1.25%; Class C—6.82% and 1.65%; Class I—6.08% and 0.90%; Class R—6.57% and 1.40%; and Class Z—6.07% and 0.90%. On November 4, 2016, the Board of Directors of the Fund approved an amendment to the Fund's investment advisory agreement reducing the investment advisory fee to 0.90% of the average daily net assets of the Fund, effective November 7, 2016. Through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. Prior to November 7, 2016, the investment advisor had contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which included the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses) did not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for class R shares and 1.10% for class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1.00%.

d  Inception date of May 1, 2014 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016—April 30, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period[a] November 1, 2016– April 30, 2017
Class A
Actual (–4.27% return)	$1,000.00	$957.30	$6.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.31
Class C
Actual (–4.50% return)	$1,000.00	$955.00	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25
Class I
Actual (–4.07% return)	$1,000.00	$959.30	$4.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56
Class R
Actual (–4.29% return)	$1,000.00	$957.10	$6.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.80	$7.05
Class Z
Actual (–4.24% return)	$1,000.00	$957.60	$4.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.26%, 1.66%, 0.91%, 1.41% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

April 30, 2017
Fund Sector Summary
(Unaudited)

% of Net Assets
U.S. Treasury Bills	79.4
Money Market Funds	15.7
Purchased Options	0.1
Other Assets in Excess of Liabilities[a]	4.8
100.0

Commodity Allocation Summaryb
(Unaudited)

a   Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at April 30, 2017.

b   The commodity allocation summary is expressed as an approximate percentage of the net notional value of the Fund's commodity futures contracts.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

April 30, 2017

		Number of Shares	Value
SHORT-TERM INVESTMENTS	95.1%
MONEY MARKET FUNDS	15.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.64%[a]		1,400,000	$1,400,000
		Principal Amount
U.S. TREASURY BILLS	79.4%
U.S. Treasury Bills, 0.79%, due 7/20/17[b]		$4,000,000	3,993,172
U.S. Treasury Bills, 0.49%, due 5/4/17[b,c]		1,880,000	1,879,923
U.S. Treasury Bills, 0.53%, due 5/11/17[b,c]		820,000	819,879
U.S. Treasury Bills, 0.63%, due 6/1/17[b]		410,000	409,778
			7,102,752
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,502,557)			8,502,752
		Number of Contracts
PURCHASED OPTION CONTRACTS	0.1%
Crude Oil, Put, USD Strike Price 55, expires 11/15/17		4	10,240
TOTAL PURCHASED OPTION CONTRACTS (Identified cost—$15,333)			10,240
TOTAL INVESTMENTS (Identified cost—$8,517,890)	95.2%		8,512,992
OTHER ASSETS IN EXCESS OF LIABILITIES[d]	4.8		426,239
NET ASSETS	100.0%		$8,939,231

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the annualized seven-day yield of the fund.

b  The rate shown is the effective yield on the date of purchase.

c  All or a portion of this security has been pledged as collateral for futures contracts. $702,893 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

d  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at April 30, 2017.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

Futures contracts outstanding at April 30, 2017 were as follows:

Number of Contracts		Description	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
		LONG FUTURES OUTSTANDING
	5	Aluminum HG LME	$233,348	$238,000	May 15, 2017	$4,652
	7	Aluminum HG LME	337,704	334,469	July 17, 2017	(3,235)
	22	Brent Crude Oil[a]	1,184,528	1,145,100	May 31, 2017	(39,428)
	11	Coffee C	582,593	550,275	July 19, 2017	(32,318)
	15	Copper	978,955	977,813	July 27, 2017	(1,142)
	39	Corn	724,632	714,675	July 14, 2017	(9,957)
	2	Feeder Cattle[a]	135,449	154,700	August 31, 2017	19,251
	8	Gasoline RBOB	572,126	521,707	June 30, 2017	(50,419)
	6	Gold	730,029	760,980	June 28, 2017	30,951
	12	KC Wheat	262,767	262,350	July 14, 2017	(417)
	11	Lean Hogs[a]	329,883	325,600	June 14, 2017	(4,283)
	19	Light Sweet Crude Oil	991,938	942,780	June 20, 2017	(49,158)
	2	Live Cattle	88,673	99,220	June 30, 2017	10,547
	15	Natural Gas	503,506	502,950	June 28, 2017	(556)
	7	Natural Gas	222,505	236,530	September 27, 2017	14,025
	5	Nickel LME	324,003	282,180	May 15, 2017	(41,823)
	6	Nickel LME	354,048	340,092	July 17, 2017	(13,956)
	6	NY Harbor ULSD	418,752	381,856	June 30, 2017	(36,896)
	3	Platinum	144,506	142,305	July 27, 2017	(2,201)
	5	Silver	457,546	431,550	July 27, 2017	(25,996)
	2	Silver	178,993	174,430	December 27, 2017	(4,563)
	7	Soybean	334,063	334,687	July 14, 2017	624
	13	Soybean Meal	407,943	410,540	July 14, 2017	2,597
	5	Soybean Oil	95,238	95,130	July 14, 2017	(108)
	14	Sugar 11	262,194	252,918	June 30, 2017	(9,276)
	9	Sugar 11	190,197	164,505	September 29, 2017	(25,692)
	24	Wheat	525,105	518,700	July 14, 2017	(6,405)
	9	Zinc LME	625,176	588,262	May 15, 2017	(36,914)
	8	Zinc LME	522,229	524,700	July 17, 2017	2,471

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

Number of Contracts		Description	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
		SHORT FUTURES OUTSTANDING
	5	Aluminum HG LME	$(239,411)	$(238,000)	May 15, 2017	$1,411
	4	Brent Crude Oil[a]	(224,388)	(212,000)	October 31, 2017	12,388
	2	Brent Crude Oil[a]	(106,839)	(105,980)	April 30, 2018	859
	3	Coffee C	(164,179)	(156,769)	December 18, 2017	7,410
	10	Coffee Robusta	(218,664)	(194,600)	July 31, 2017	24,064
	2	Copper	(136,111)	(131,650)	December 27, 2017	4,461
	9	Corn	(177,341)	(173,250)	December 14, 2017	4,091
	7	Cotton No. 2	(261,717)	(261,170)	December 6, 2017	547
	3	Gasoline RBOB	(192,945)	(180,823)	September 29, 2017	12,122
	3	Gold	(375,265)	(383,490)	December 27, 2017	(8,225)
	7	Light Sweet Crude Oil	(357,074)	(354,340)	May 22, 2018	2,734
	5	Nickel LME	(296,964)	(282,180)	May 15, 2017	14,784
	1	Nickel LME	(66,045)	(57,279)	December 18, 2017	8,766
	3	Soybean	(145,739)	(142,987)	November 14, 2017	2,752
	9	Zinc LME	(594,189)	(588,263)	May 15, 2017	5,926
						$(215,535)

a  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG   High Grade
LME   London Metal Exchange
RBOB   Reformulated Gasoline Blendstock for Oxygen Blending
ULSD   Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017

ASSETS:
Investments in securities, at value (Identified cost—$8,517,890)	$8,512,992
Cash	484,134
Receivable for:
Due from investment advisor	11,865
Interest	664
Other assets	11,251
Total Assets	9,020,906
LIABILITIES:
Payable for:
Variation margin on futures contracts	8,043
Administration fees	591
Directors' fees	246
Fund shares redeemed	137
Shareholder servicing fees	80
Distribution fees	18
Other liabilities	72,560
Total Liabilities	81,675
NET ASSETS	$8,939,231
NET ASSETS consist of:
Paid-in capital	$9,045,363
Accumulated net investment loss	(10,398)
Accumulated net realized gain	124,699
Net unrealized depreciation	(220,433)
$8,939,231

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2017

CLASS A SHARES:
NET ASSETS	$565,488
Shares issued and outstanding ($0.001 par value common stock outstanding)	100,985
Net asset value and redemption price per share	$5.60
Maximum offering price per share ($5.60 ÷ 0.955)[a]	$5.86
CLASS C SHARES:
NET ASSETS	$21,758
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,942
Net asset value and offering price per share[b]	$5.52
CLASS I SHARES:
NET ASSETS	$8,335,739
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,473,439
Net asset value, offering and redemption price per share	$5.66
CLASS R SHARES:
NET ASSETS	$6,424
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,151
Net asset value, offering and redemption price per share	$5.58
CLASS Z SHARES:
NET ASSETS	$9,822
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,737
Net asset value, offering and redemption price per share	$5.65

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended April 30, 2017

Investment Income:
Interest income	$25,423
Dividend income	2,859
Total Investment Income	28,282
Expenses:
Professional fees	100,834
Registration and filing fees	75,019
Investment advisory fees	70,299
Administration fees	33,344
Custodian fees and expenses	28,720
Shareholder reporting expenses	20,374
Directors' fees and expenses	18,870
Transfer agent fees and expenses	14,730
Distribution fees—Class A	1,403
Distribution fees—Class C	69
Distribution fees—Class R	34
Shareholder servicing fees—Class A	561
Shareholder servicing fees—Class I	170
Interest expense	284
Miscellaneous	15,651
Total Expenses	380,362
Reduction of Expenses (See Note 2)	(304,427)
Net Expenses	75,935
Net Investment Income (Loss)	(47,653)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,094
Futures contracts	253,013
Net realized gain (loss)	260,107
Net change in unrealized appreciation (depreciation) on:
Investments	(4,506)
Futures contracts	(731,390)
Net change in unrealized appreciation (depreciation)	(735,896)
Net Realized and Unrealized Gain (Loss)	(475,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(523,442)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$(47,653)	$(76,638)
Net realized gain (loss)	260,107	(1,735,485)
Net change in unrealized appreciation (depreciation)	(735,896)	268,549
Net increase (decrease) in net assets resulting from operations	(523,442)	(1,543,574)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	2,593,934	174,935
Total increase (decrease) in net assets	2,070,492	(1,368,639)
Net Assets:
Beginning of year	6,868,739	8,237,378
End of year[a]	$8,939,231	$6,868,739

a  Includes accumulated net investment loss of $10,398 and $15,062, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.93	$7.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.06)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	(0.27)	(1.32)	(2.55)
Total from investment operations	(0.33)	(1.41)	(2.66)
Net increase (decrease) in net asset value	(0.33)	(1.41)	(2.66)
Net asset value, end of period	$5.60	$5.93	$7.34
Total investment return[c]	–5.56%	–19.07%[d]	–26.60%[e]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$565.5	$580.7	$568.0
Ratio of expenses to average daily net assets (before expense reduction)	5.45%	6.58%[f]	4.99%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.35%	1.51%[f]	1.42%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(5.08)%	(6.51)%	(4.98)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.98)%	(1.44)%	(1.41)%[g]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  The net asset value (NAV) disclosed in the April 30, 2016 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on April 30, 2016. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on April 30, 2016.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.50% and 1.43%, respectively.

g  Annualized.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.87	$7.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.08)	(0.11)	(0.16)
Net realized and unrealized gain (loss)	(0.27)	(1.32)	(2.54)
Total from investment operations	(0.35)	(1.43)	(2.70)
Net increase (decrease) in net asset value	(0.35)	(1.43)	(2.70)
Net asset value, end of period	$5.52	$5.87	$7.30
Total investment return[c]	–5.96%	–19.59%	–27.00%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$21.8	$5.9	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	5.85%[e]	7.02%[f]	5.53%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.75%[e]	1.95%[f]	1.96%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(5.44)%	(6.95)%	(5.52)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(1.34)%	(1.88)%	(1.95)%[g]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  The Fund has adopted a shareholder services plan, pursuant to which the Fund may pay the Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class C shares. However, during the year ended April 30, 2017, the Fund did not charge shareholder servicing fees.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.94% and 1.87%, respectively.

g  Annualized.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.97	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.04)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(0.27)	(1.32)	(2.55)
Total from investment operations	(0.31)	(1.39)	(2.64)
Net increase (decrease) in net asset value	(0.31)	(1.39)	(2.64)
Net asset value, end of period	$5.66	$5.97	$7.36
Total investment return	–5.19%	–18.89%	–26.40%[c]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8.3	$6.3	$7.6
Ratio of expenses to average daily net assets (before expense reduction)	5.10%	6.25%[d]	4.67%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.18%[d]	1.10%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(4.71)%	(6.18)%	(4.66)%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.61)%	(1.11)%	(1.09)%[e]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.17% and 1.10%, respectively.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended April 30,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.93	$7.34	$8.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.07)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	(0.28)	(1.32)	(1.28)
Total from investment operations	(0.35)	(1.41)	(1.35)
Net increase (decrease) in net asset value	(0.35)	(1.41)	(1.35)
Net asset value, end of period	$5.58	$5.93	$7.34
Total investment return	–5.90%	–19.21%	–15.54%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$6.4	$6.8	$8.4
Ratio of expenses to average daily net assets (before expense reduction)	5.60%	6.75%[d]	5.17%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.68%[d]	1.60%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(5.24)%	(6.69)%	(5.16)%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(1.14)%	(1.62)%	(1.59)%[e]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.67% and 1.60%, respectively.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.97	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.04)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(0.28)	(1.32)	(2.55)
Total from investment operations	(0.32)	(1.39)	(2.64)
Net increase (decrease) in net asset value	(0.32)	(1.39)	(2.64)
Net asset value, end of period	$5.65	$5.97	$7.36
Total investment return	–5.36%	–18.89%	–26.40%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9.8	$10.5	$13.0
Ratio of expenses to average daily net assets (before expense reduction)	5.10%	6.25%[d]	4.73%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.18%[d]	1.16%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(4.73)%	(6.18)%	(4.70)%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.63)%	(1.11)%	(1.13)%[e]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.17% and 1.10%, respectively.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Active Commodities Strategy Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 11, 2014 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total return. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

Cohen & Steers Active Commodities Strategy, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on March 13, 2014 and commenced operations on May 1, 2014. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. Cohen & Steers Capital Management, Inc. (the investment advisor) has registered with the Commodity Futures Trading Commission (CFTC) as a Commodity Pool Operator (CPO) with respect to the Fund and the Subsidiary. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of April 30, 2017.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments	$8,502,752	$—	$8,502,752	$—
Purchased Option Contracts	10,240	10,240	—	—
Total Investments[a]	$8,512,992	$10,240	$8,502,752	$—
Futures Contracts	$187,433	$187,433	$—	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$187,433	$187,433	$—	$—
Futures Contracts	$(402,968)	$(402,968)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(402,968)	$(402,968)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Options: The Fund may purchase call and put options on commodity futures contracts. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions in which it trades and has concluded that as of April 30, 2017, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. For the period May 1, 2016 through November 6, 2016, the investment advisor received a fee of 1.00% of the average

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

daily net assets of the Fund. On November 4, 2016, the Board of Directors of the Fund approved an amendment to the Fund's investment advisory agreement reducing the investment advisory fee to 0.90% of the average daily net assets of the Fund, effective November 7, 2016.

For the period May 1, 2016 through November 6, 2016, the investment advisor contractually agreed to waive its fee and/or reimburse expenses incurred so that the Fund's total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares, and 1.10% for Class Z shares. On November 4, 2016, the Board of Directors of the Fund approved an amendment to the Fund's fee waiver/expense reimbursement agreement, effective November 7, 2016 through June 30, 2018, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended April 30, 2017, fees waived and/or expenses reimbursed totaled $304,427.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended April 30, 2017, the Fund incurred $5,932 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund's administration agreement with the investment advisor, effective June 30, 2017, reducing the administration fee to 0.06% of the average daily net assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended April 30, 2017, the Fund has been advised that the distributor received $45, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares. There were no CDSC fees collected relating to redemptions of Class A or Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares and up to 0.10% of the average daily net assets of the Fund's Class I shares. During the year ended April 30, 2017, the Fund did not charge shareholder servicing fees on the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund, in the amount of $87 for the year ended April 30, 2017.

Other: At April 30, 2017, the investment advisor and affiliated persons of the investment advisor owned 98.7% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

During the year ended April 30, 2017, there were no purchases or sales of long-term investments. Additionally, during the year ended April 30, 2017, there were no purchases or sales of long-term U.S. government securities.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2017 and the effect of derivatives held during the year ended April 30, 2017, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Futures Contracts[a]	—	$—	Payable for variation margin on futures contracts	$(215,535)[b]

a Futures contracts cleared through Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Amount represents the cumulative appreciation/depreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

Consolidated Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$253,013	$(731,390)

The following summarizes the volume of the Fund's futures contracts activity during the year ended April 30, 2017:

Futures Contracts
Average Notional Balance—Long	$9,680,411
Average Notional Balance—Short	(2,113,168)
Ending Notional Balance—Long	12,409,004
Ending Notional Balance—Short	(3,462,781)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

As of April 30, 2017, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$8,517,890
Gross unrealized appreciation	$194
Gross unrealized depreciation	(5,092)
Net unrealized appreciation (depreciation)	$(4,898)

The Fund incurred net ordinary losses of $10,398 after October 31, 2016, that it has elected to treat as arising in the following fiscal year.

As of April 30, 2017, the Fund had temporary book/tax differences primarily attributable to futures transactions in the Subsidiary and permanent book/tax differences primarily attributable to Fund net operating losses and Subsidiary losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $487,802, accumulated net realized gain was credited $435,485 and accumulated net investment loss was credited $52,317. Net assets were not affected by this reclassification.

Note 6. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase.

The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016
	Shares	Amount	Shares	Amount
Class A:
Sold	16,319	$94,795	20,888	$119,901
Redeemed	(13,177)	(79,677)	(474)	(2,532)
Net increase (decrease)	3,142	$15,118	20,414	$117,369
Class C:
Sold	2,967	$17,162	—	$—
Redeemed	(25)	(137)	(523)	(2,775)
Net increase (decrease)	2,942	$17,025	(523)	$(2,775)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016
	Shares	Amount	Shares	Amount
Class I:
Sold	454,690	$2,739,572	20,352	$110,000
Redeemed	(29,881)	(177,620)	(9,135)	(49,659)
Net increase (decrease)	424,809	$2,561,952	11,217	$60,341
Class R:
Net increase (decrease)	—	$—	—	$—
Class Z:
Sold	—	$—	—	$—
Redeemed	(27)	(161)	—	—
Net increase (decrease)	(27)	$(161)	—	$—

Note 7. Other Risks

Commodities Risks: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund's net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful. The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund's Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund's shareholders would likely suffer decreased investment returns.

Clearing Broker Risk: The failure or bankruptcy of the Subsidiary's clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers' assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker's bankruptcy. In that event, in the case of futures and options on futures, the clearing broker's customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker's customers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund's foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund's ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund's intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund's status as a RIC may be jeopardized. The Fund's investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

The investment Advisor is registered with the CFTC as a CPO with respect to the Fund and the Subsidiary. Compliance with the CFTC's disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

Non-U.S. Investment Risk: The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a CPO with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund's investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies.

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The adoption will have no effect on the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers Active Commodities Strategy Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers Active Commodities Strategy Fund, Inc. and its subsidiary (hereafter refered to as the "Fund") as of April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 26, 2017

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University from 2004 to 2016; Formerly Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001; Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior to that, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014; Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Nicholas Koutsoftas 1973	Vice President	Senior Vice President of CSCM since 2013. Prior to that, Senior Vice President, co-portfolio manager and head of the Active Commodities strategy at GE Asset Management.	Since 2013
Ben Ross 1971	Vice President	Senior Vice President of CSCM since 2013. Prior to that, co-portfolio manager at GE Asset Management of the GE Active Commodities strategy since its 2006 inception.	Since 2013
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Nick Koutsoftas
Vice President

Ben Ross
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CDFAX
Class  C—CDFCX
Class  I—CDFIX
Class  R—CDFRX
Class  Z—CDFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Active Commodities Strategy Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CDFAXAR

Annual Report April 30, 2017

Cohen & Steers Active Commodities Strategy Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Frank K. Ross and Gerald J. Maginnis, each a member of the board’s audit committee, each are an “audit committee financial expert.”  Mr. Clark, Mr. Ross and Mr. Maginnis are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$42,500	$42,500
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,400
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2017	2016
Registrant	$6,400	$6,400
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: July 7, 2017